Exhibit 99.2

vroom Second Quarter 2023 Earnings August 2023

disclaimer Forward Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation, statements regarding the expected timeline, our execution of and the expected benefits from our long-term roadmap and cost-saving initiatives, including our ability to improve our transaction processes and customer service experience, increase and optimize our internal sales force, sell through aged vehicles, improve variable cost per unit, such as logistics costs and marketing costs, and reduce fixed costs, our expectations regarding our business strategy and plans, including our ongoing ability to integrate and develop United Auto Credit Corporation into a captive finance operation, and our intention to return to growth, for future results of operations and financial position, including our ability to improve our unit economics and our outlook for the full year 2023, including with respect to adjusted EBITDA and our liquidity. These statements are based on management’s current assumptions and are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. For factors that could cause actual results to differ materially from the forward-looking statements in this presentation, please see the risks and uncertainties identified under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2022, as updated by our Quarterly Report on Form 10-Q for the quarter ended June 30, 2023, each of which are available on our Investor Relations website at ir.vroom.com and on the SEC website at www.sec.gov. All forward-looking statements reflect our beliefs and assumptions only as of the date of this presentation. We undertake no obligation to update forward-looking statements to reflect future events or circumstances. Industry and Market Information To the extent this presentation includes information concerning the industry and the markets in which the Company operates, including general observations, expectations, market position, market opportunity and market size, such information is based on management's knowledge and experience in the markets in which we operate, including publicly available information from independent industry analysts and publications, as well as the Company’s own estimates. Our estimates are based on third-party sources, as well as internal research, which the Company believes to be reasonable, but which are inherently uncertain and imprecise. Accordingly, you are cautioned not to place undue reliance on such market and industry information. Financial Presentation and Use of Non-GAAP Financial Measures Certain monetary amounts, percentages and other figures included in this presentation have been subject to rounding adjustments. Certain other amounts that appear in this presentation may not sum due to rounding. This presentation contains certain supplemental financial measures that are not calculated pursuant to U.S. generally accepted accounting principles (“GAAP”). These non-GAAP measures are in addition to, and not a substitute or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures have limitations as analytical tools in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with U.S. GAAP. Because of these limitations, these non-GAAP financial measures should be considered along with other operating and financial performance measures presented in accordance with U.S. GAAP. We have reconciled all non-GAAP financial measures with the most directly comparable U.S. GAAP financial measures in the Appendix to this presentation.

we are Focused on our objectives and Strategic initiatives during 2022 we improved the customer experience, improved our processes, and reduced our debt. during 2023 we intend to resume growth, sell through aged inventory, improve variable costs per unit, continue to reduce fixed costs and convert balance sheet items into cash while living within our means 3 key objectives 4 focused strategic initiatives 1.Prioritize unit economics and growth 2. Improve Costs per unit 3.Maximize liquidity Build a well-oiled transaction machine Build a well-oiled metal machine Build a regional operating model Build a captive finance offering 4 Strategic initiatives expected to build a profitable business model V 3

# second quarter 2023 highlights

- ($56.3)M of Adjusted EBITDA(1), an $8.5M / 13% sequential improvement
- 5% Ecommerce unit growth sequentially
- $2,954 Ecommerce Gross Profit Per Unit (GPPU), a $402 sequential improvement, driven by GPPU on unaged units (<181 days)
    - 80% of units sold in Q2-23 were >180 days, compared to 77% in Q1-23, 75% in Q4-22 and 49% in Q3-22
- ~$2M reduction in Adjusted SG&A(2) on higher unit volumes
- ~$18M of convertible notes repurchased for $7M(3)
- Updating our guidance to reflect improved outlook on FY-23 adjusted EBITDA performance and convert repurchases

## 2q 2023 performance highlights

| | first quarter 2023 | second quarter 2023 |
|---|---|---|
| total revenue | $196.5 million | $225.2 million |
| ecommerce units | 3,933 | 4,127 |
| ecommerce gppu | $2,552 | $2,954 |
| adjusted ebitda (1) | ($64.8) million | ($56.3) million |
| adjusted ebitda ex. non-recurring costs (1) | ($64.1) million | ($56.2) million |
| adjusted ebitda ex. securitization gain & non-recurring costs (1) | ($64.1) million | ($56.2) million |
| net loss(4) | ($75.0) million | ($66.3) million |

## fy 2023 guidance

| | previous guidance | updated guidance | |
|---|---|---|---|
| adjusted ebitda (1)(5) | ($200) - ($250) million | ($200) - ($225) million | |
| year-end cash and cash equivalents (6) | $150 - $200 million | $137 - $187 million | Updated for 1H-23 convert purchases |

(1) Adjusted EBITDA, Adjusted EBITDA excluding non-recurring costs, and Adjusted EBITDA excluding securitization gain and non-recurring costs are non-GAAP measures. For definitions and a reconciliation to the most comparable GAAP measure, please see the appendix. (2) Adjusted SG&A is a non-GAAP measure. For a definition and reconciliation to the most comparable GAAP measure, please see the appendix. We calculate adjusted selling, general & administrative expenses as selling, general & administrative expenses adjusted to exclude realignment costs, acquisition related costs, acceleration of non-cash stock based compensation, non-recurring costs to address operational and customer experience issues, UACC selling, general & administrative expenses and other costs (3) $18M in aggregate principal amount net of deferred issuance costs. (4) First quarter 2023 net loss includes a $9M gain on debt extinguishment. Second quarter 2023 net loss includes a $11M gain on debt extinguishment. (5) A reconciliation of non-GAAP guidance measures to corresponding GAAP measures for 2023 guidance is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, these costs and expenses that may be incurred in the future. These estimates are forward-looking statements that reflect the Company's expectations as of August 8, 2023 and are subject to substantial uncertainty. See "Forward-Looking Statements" on Slide 2 (6) Represents unrestricted cash and cash equivalents, excludes restricted cash and floorplan availability.

4

execution of long-term roadmap on track

# second quarter operational highlights

## operational progress on our 4 strategic initiatives

| financial lever | initiative | 1q23 to 2q23 |
|---|---|---|
| Product GPPU | Originate and securitize Vroom loans through UACC | $2,954 Ecommerce GPPU, a $402 improvement<br>• 80% of Q2 units sold were aged (>180 days), negatively impacting GPPU<br>• We expect aged units (>180 days) to be <40% of sales in Q3<br>• We expect continued sequential improvement in GPPU in 2H |
| Vehicle GPPU | Optimize pricing through predictive data and regionalization | |
| | Optimize assortment | |
| GPPU & SG&A - Logistics[1] | Synchronize end-to-end supply chain to increase velocity and optimize flow | • ~17% sequential improvement in all-in logistics cost per unit [2] |
| Balance Sheet - Inventory | | • ~43% sequential improvement in inventory turns<br>• Ramping unit acquisitions to facilitate unit growth<br>• Higher cash in inventory due to ramp up of acquisitions, expect to recover in 2H-23 |
| SG&A - Sales[1] | Optimize sales channels by selective insourcing and digitization | • ~26% sequential improvement in selling cost per unit<br>• ~29% sequential improvement in titling, registration and support cost per unit[3] |
| SG&A – Titling, Registration & Support[1] | Streamline and digitize title and registration process | |
| SG&A - Marketing[1] | Improve marketing effectiveness | • ~$3.5M increase in marketing costs |
| SG&A - Fixed[1][4] | Grow fixed cost slower than revenue | • ~12% sequential improvement in fixed cost per unit driven primarily by the benefit of reductions in force completed in January and April |

(1) Constitutes a component of Adjusted SG&A which is a non-GAAP measure. For a definition and reconciliation to the most comparable GAAP measure, please see the appendix. (2) All-in logistics costs include compensation and benefits related to operating our proprietary logistics network in addition to fuel, tolls, and maintenance expenses related to operating our proprietary logistics network and third-party transportation fees. (3) Titling, registration, & support costs include compensation & benefits related to these functions as well as third-party support costs and associated processing fees. Excludes non-recurring costs. (4) Fixed cost reflect costs across compensation & benefits, occupancy, other SG&A, and professional fee expenses. Fixed costs exclude non-recurring costs, realignment costs, and SG&A related to UACC operations.

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**4 strategic initiatives intended to build a profitable business model**

Quarterly progression Operational improvements driving performance ($ in millions) Adjusted EBITDA ex. Securitization gain and Non-recurring costs (1) Adjusted EBITDA ex. non-recurring costs Securitization Gain Ecommerce gppu $1,763 $3,629 $4,206 $1,233 $2,552 $2,954 q1 2022 q2 2022 q3 2022 q4 2022 q1 2023 q2 2023 gppu % of units >180 days $1,763 $3,629 $4,206 $1,233 $2,552 $2,954 4% 11% 49% 75% 77% 80% (1) Adjusted EBITDA, Adjusted EBITDA excluding non-recurring costs, and Adjusted EBITDA excluding securitization gain and non-recurring costs are non-GAAP measures. For definitions and a reconciliation to the most comparable GAAP measure, please see the appendix.6 We remain focused on our long-term roadmap to deliver profitable growth V vroom Second Quarter 2023 Financial Update

# 2nd quarter 2023 financial summary

## continued progress on long term roadmap

### 2q 2023 performance highlights

| | first quarter 2023 | second quarter 2023 |
|---|---|---|
| total revenue | $196.5 million | $225.2 million |
| ecommerce units | 3,933 | 4,127 |
| ecommerce gppu | $2,552 | $2,954 |
| adjusted ebitda [(1)] | ($64.8) million | ($56.3) million |
| adjusted ebitda ex. non-recurring costs [(1)] | ($64.1) million | ($56.2) million |
| adjusted ebitda ex. securitization gain & non-recurring costs [(1)] | ($64.1) million | ($56.2) million |
| net loss [(2)] | ($75.0) million | ($66.3) million |
| cash and cash equivalents [(3)] | $316.7 million | $237.9 million |

### 2q 2023 performance vs 1q 2023

**15% increase in total revenue, 5% increase in ecommerce units sold**

- Modest increase in units sold
- Ongoing focus on operational improvement over sales volume

**$2,954 ecommerce gppu, up 16%**

- ~$11M / $2,594 per unit negative impact of selling through aged (>180 days) units

**$8.5m sequential increase in adjusted ebitda [(1)]**

- Driven by reduced operating costs and higher GPPU

**cash and liquidity**

- ~$18M of convertible notes repurchased for ~$7M[(4)], further reducing our leverage
- ~$11M increase in cash in inventory due to ramping up inventory, we expect to recover significant amount of the balance in 2H-23
- Completed sale of 2023-1 non-investment grade notes and completed secured repo financing on securitization interests held per risk retention requirements, improving UACC's available liquidity[(5)] to ~$93M as of 6/30/2023

(1) Adjusted EBITDA, Adjusted EBITDA excluding non-recurring costs, and Adjusted EBITDA excluding securitization gain and non-recurring costs are non-GAAP measures. For definitions and a reconciliation to the most comparable GAAP measure, please see the appendix. (2) First quarter 2023 net income includes a $9M gain on debt extinguishment. Second quarter 2023 net income includes a $11M gain on debt extinguishment. (3) Represents unrestricted cash and cash equivalents. Excludes restricted cash, warehouse and floorplan availability (4) $18M in aggregate principal amount net of deferred issuance costs. (5) Represents cash and cash equivalents and warehouse availability

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**$8.5m improvement in adjusted ebitda [(1)]**

# 2nd quarter performance drivers

## 2nd quarter adjusted ebitda(1)



($ in millions)
$(65)
1Q 2023 (1)
$1
Ecommerce Volume
$2
Ecommerce Gross Profit
$2
Adjusted SG&A (2)
$4
UACC/Wholesale and Other
$(56)
2Q 2023 (1)

- ***$2m increase in ecommerce gross profit***
  - 5% sequential unit growth
  - Strong GPPU on unaged (<181 days) inventory
- ***$2m sequential decrease in adjusted sg&a(2)***
  - Cost per unit improvements in logistics, selling, titling, registration and support
  - Ramp up of marketing spend to support growth initiatives and inventory

## 2nd quarter cash and cash equivalents(3) and available liquidity(5)



$317
3/31/23 Cash and Cash Equivalents(3)
($56)
2Q Adjusted EBITDA (1)
($4)
Interest Expense (net)
($11)
Cash in Inventory
$245
6/30/23 Cash and Cash Equivalents (3) (excluding Convert Repurchase)
($7)
Convert Repurchase(4)
$238
6/30/23 Cash and Cash Equivalents (3)
$93
UACC Liquidity(5)
$331
6/30/23 Available Liquidity(6)

- ***$11m sequential increase in cash in inventory***
  - Increase driven by floorplan requirements related to our acquisition ramp up, ~$16M of cash in inventory tied to new units, to be recovered in Q3
  - Partially offset by selling through aged units that were curtailed on the floorplan
- ***$18m repurchase of convertible notes for $7m(4)***
  - Decreased leverage
- ***liquidity actions in q2-23***
  - ~$23M sale of 2023-1 securitization non-investment grade notes
  - ~$24M in secured repo financing on securitization interests held per risk retention requirements

(1) Adjusted EBITDA is a non-GAAP measure. For a definition and a reconciliation to the most comparable GAAP measure, please see the appendix. (2) Adjusted SG&A is a non-GAAP measure. For a definition and reconciliation to the most comparable GAAP measure, please see the appendix. We calculate adjusted selling, general & administrative expenses as selling, general & administrative expenses adjusted to exclude realignment costs, acquisition related costs, acceleration of non-cash stock based compensation, non-recurring costs to address operational and customer experience issues, UACC selling, general & administrative expenses and other costs (3) Represents unrestricted cash and cash equivalents. Excludes restricted cash and floorplan availability. (4) $18M in aggregate principal amount net of deferred issuance costs. (5) Represents warehouse availability as of 6/30/2023 (6) Represents unrestricted cash and cash equivalents and warehouse availability as of 6/30/2023

9

**$8.5m improvement in adjusted ebitda (1)**

# fy2023 cash and cash equivalents and liquidity outlook

## cash and liquidity drivers

- Expect to continue to reduce operating loss each quarter as we grow units, increase GPPU and improve unit economics
- Expect to free up cash in inventory as we sell through remaining aged units and increase percentage of inventory floored as a result of recent renegotiation
- Expect continued progress on initiatives to release cash trapped on the balance sheet
- 12/31/23 Mid-Point Liquidity excludes any additional potential debt repurchases
- Cash and Cash Equivalents guidance of $137M - $187M updated to reflect 1H-23 convert repurchases



$399
12/31/22 Cash and Cash Equivalents (1)
($121)
2023-1H Adjusted EBITDA (2)
($8)
2023-1H Interest Expense
($13)
2023-1H Convert Repurchases
($33)
Cash in Inventory
$14
Cash Initiatives
$238
6/30/23 Cash and Cash Equivalents (1)
($91)
2023-2H Mid-Point Adjusted EBITDA (2)(3)
($13)
2023-2H Interest Expense
$38
2023-2H Cash in Inventory
($15)
Floorplan Restricted Cash
$5
2023-2H Cash Initiatives
$162
12/31/23 Mid-Point Cash and Cash Equivalents (1)
$74
12/31/23 UACC Liquidity (4)
$25
Potential Residual Sale
$261
12/31/23 Mid-Point Potential Liquidity (5)

(1) Represents unrestricted cash and cash equivalents. Excludes restricted cash, warehouse and floorplan availability. (2) Adjusted EBITDA, Adjusted EBITDA is a non-GAAP measure. For definitions and a reconciliation to the most comparable GAAP measure, please see the appendix (3) A reconciliation of non-GAAP guidance measures to corresponding GAAP measures for 2023 guidance is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, these costs and expenses that may be incurred in the future. These estimates are forward-looking statements that reflect the Company's expectations as of August 8, 2023 and are subject to substantial uncertainty. See "Forward-Looking Statements" on Slide 2 (4) Represents forecast warehouse availability as of 12/31/23 (5) Represents forecast unrestricted cash and cash equivalents and warehouse availability as of 12/31/2023

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continued focus on cash and maximizing liquidity

Summary Q2 2023 Highlights Continued execution of our Long-Term Roadmap focused on 4 strategic initiatives expected to build a profitable business model Achieved sequential GPPU improvement of $402 Continued to transform pricing algorithms, implement variable shipping fees, and improve our acquisition model Continued to ramp up marketing spend and acquisitions Continued to drive variable cost reductions Reduced cost per unit in logistics, selling, titling, registration and support Reduced fixed cost run rate with reduction in force in April and continued focused on managing costs Reduced fixed cost per unit Strengthened our balance sheet by repurchasing $18M of convertible notes(1) Building a platform to grow the business Improved processes across registration, titling, support, marketing, sales, reconditioning, and logistics fy2023 outlook Improving full year Adjusted EBITDA(2) mid-point guidance to ($212.5M) Anticipate improved GPPU as we normalize mix of aged units Anticipate improved fixed cost run rate Continue to focus on converting balance sheet items into cash and recovering cash in inventory Expect per unit economics to improve sequentially Significant focus on reducing marketing cost per unit Reduced selling cost per unit Reduced titling, registration and support cost per unit Reduced logistics costs per unit Reduced fixed cost structure (1) $18M in aggregate principal amount net of deferred issuance costs. (2) A reconciliation of non-GAAP guidance measures to corresponding GAAP measures for 2023 guidance is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, these costs and expenses that may be incurred in the future. These estimates are forward-looking statements that reflect the Company’s expectations as of August 8, 2023 and are subject to substantial uncertainty. See “Forward-Looking Statements” on Slide 2 Positioned for growth and improved cost per unit V 11

Vroom Appendix

Reconciliation of Non-GAAP Financial measures EBITDA, Adjusted EBITDA, Adjusted EBITDA excluding non-recurring costs to address operational and customer experience issues, Adjusted EBITDA excluding securitization gain and Adjusted EBITDA excluding securitization gain and non-recurring costs to address operational and customer experience issues We calculate EBITDA as net loss before interest expense, interest income, income tax expense and depreciation and amortization expense. We calculate Adjusted EBITDA as EBITDA adjusted to exclude severance costs, gain on debt extinguishment, severe weather-related costs, goodwill impairment charge, realignment costs, acquisition related costs, and other costs related to lease impairment charges associated with closing one of our physical office locations. Changes in fair value of financial instruments can fluctuate significantly from period to period and previously related primarily to historical loans and debt which have been securitized, and acquired on February 1, 2022 from UACC. Our ongoing business model is to originate or purchase finance receivables with the intent to sell which we recognize at the lower of cost or fair value. As a result of current market conditions, the financial instruments related to the 2022-2 and 2023-1 securitization transactions are recognized on balance-sheet and accounted for under the fair value option. As a result, the majority of our finance receivables are now carried at fair value and a significant portion of the risk of loss associated with these finance receivables have been retained by UACC. We therefore have determined we will no longer make any adjustments for such fluctuations in fair value to our Adjusted EBITDA results. We have recast the prior period presented to conform to current period presentation. We may account for future securitizations as on balance sheet transactions depending on the market conditions. We calculate Adjusted EBITDA excluding non-recurring costs to address operational and customer experience issues as Adjusted EBITDA adjusted to exclude the non-recurring costs incurred to address operational and customer experience issues, including rental cars for our customers and legal settlements with customers and state DMVs While we expect to continue to incur these costs over the next few quarterly periods, we expect such costs to continue to decline due to the improvements across our operations. We calculate Adjusted EBITDA excluding securitization gain as Adjusted EBITDA adjusted to exclude the securitization gain from the sale of UACC's finance receivables, and believe that it provides a useful perspective on the underlying operating results and trends and a means to compare our period-over-period results. We calculate Adjusted EBITDA excluding securitization gain and non-recurring costs to address operational and customer experience issues as Adjusted EBITDA adjusted to exclude the securitization gain from the sale of UACC’s finance receivables and the non-recurring costs incurred to address operational and customer experience issues. The following table presents a reconciliation of EBITDA, Adjusted EBITDA, Adjusted EBITDA excluding securitization gain, and Adjusted EBITDA excluding securitization gain and non-recurring costs to address operational and customer experience issues to net loss, which is the most directly comparable U.S. GAAP measure: Three Months ended June 30, 2023 Three Months ended March 31, 2023 Three Months ended December 31, 2022 Three Months ended September 30, 2022 Three Months ended June 30, 2022 Three Months ended March 31, 2022 in thousands Net loss Adjusted to exclude the following: Interest expense Interest income Provision for income taxes Depreciation and amortization EBITDA Severance costs Gain on debt extinguishment Goodwill impairment charge Realignment cost Acceleration of non-cash stock-based compensation Hail storm costs Acquisition related costs Other Adjusted EBITDA Non-recurring costs to address operational and customer experience issues Adjusted EBITDA excluding non-recurring costs to address operational and customer experience issue Securitization gain Adjusted EBITDA excluding securitization gain and non-recurring cost to address operational and customer experience issue $(66,318) 8938 (4,921) 385 10,536 $(51,380) $2277(10931)- - - 2,353 – 1,352 $(56329) $126 $ (56,203) – $(56,329) $(56,203) $(75,044)9,919 (5,942) 273 10,637 $(60,157) $4,104 (8,709) - - - - - - $(64,762) $659 $(64,103) $– $(64,762) $(64,103) $24,765 12,076 (6,372) 2,405 10,702 $43,576 $- (126,767) – 2,253 2,439 - - 3,679 $74,820 $374 $ (74,446) - $(74,820) $ (74,446) $ (51,127) 9,704 (5,104) 899 (9,995) (35,633) $- (37,917) 3,243 $(70,307) $15,785 (54,552) $(15,9972) $(86,279) $(70,494) $(115,089)9,533 (3,935) 256 10,115 (99,120) 9,529 2,127 $(87,464) $8,274 $(79,190) $- $(87,464) $(79,190) $ (310,459) 9,380 (3,952) (23,240) 7,895 $(320,376) $- 201,703 5,653 - - - - - - $(113,020) $ 1,000 $(112,020) $(29,617) $(142,637) $(141,637) 13 V

# reconciliation of non-gaap financial measures (continued)

**Adjusted SG&A**

*We calculate adjusted selling, general & administrative expenses as selling, general & administrative expenses adjusted to exclude severance costs, non-recurring costs to address operational and customer experience issues, UACC selling, general & administrative expenses, realignment costs, acceleration of non-cash stock-based compensation, acquisition related costs, and other costs, which relate to the write off of the upfront shares issued as part of the Rocket Auto agreement and previously recognized within "Other assets". The following table presents a reconciliation of adjusted selling, general & administrative expenses to selling, general & administrative expenses, which is the most directly comparable U.S. GAAP measure:*

| | Three Months Ended June 30, 2023 | Three Months Ended March 31, 2023 | Three Months Ended December 31, 2022 | Three Months Ended September 30, 2022 | Three Months Ended June 30, 2022 | Three Months Ended March 31, 2022 |
|---|---|---|---|---|---|---|
| | | (in thousands) | | | | |
| Total selling, general & administrative expenses | $ 86,955 | $ 96,537 | $ 90,760 | $ 134,643 | $ 152,990 | $ 187,994 |
| Adjusted to exclude the following: | | | | | | |
| Acquisition related costs | — | — | — | — | — | 5,653 |
| Severance costs | 2,277 | 4,104 | — | — | — | — |
| Non-recurring costs to address operational and customer experience issues | 126 | 659 | 1,867 | 15,785 | 8,274 | 1,000 |
| UACC selling, general & administrative expenses | 20,351 | 25,327 | 19,108 | 18,012 | 16,646 | 10,557 |
| Realignment costs | — | — | 187 | 2,226 | 6,122 | — |
| Acceleration of non-cash stock-based compensation | — | — | 2,439 | — | — | — |
| Other | — | — | — | — | 2,127 | — |
| Adjusted selling, general & administrative expenses | $ 64,201 | $ 66,447 | $ 67,159 | $ 98,620 | $ 119,821 | $ 170,784 |

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thank you 15 V